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                                                                   Exhibit 10.20


                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT, dated as of March 7, 2000, made by CONSTRUCTION PORTFOLIO FUNDING, INC., a Texas corporation (the "PLEDGOR"), in favor of JAMES
E. HINTON (the "SECURED PARTY").

                              W I T N E S S E T H:

         WHEREAS, the Pledgor is the legal and beneficial owner of the Pledged Notes (as hereinafter defined);

         WHEREAS, on the date hereof, Pledgee is making a $300,000 loan to Pledgor (the "LOAN"), and such loan is evidenced by a certain Promissory Note of even date herewith in the principal amount of $300,000 issued by Pledgor to Pledgee (the "NOTE");

         WHEREAS, Pledgee is making the Loan in reliance on Pledgor's commitment to enter into and perform its obligations under this Agreement.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor hereby agrees for the benefit of Secured Party, and his successors, transferees, assigns, heirs and personal representatives, as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, the following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code from time to time in effect in the State of Texas.

                  "Collateral" means the Pledged Notes, and all Proceeds of the Pledged Notes.

                  "Event of Default" shall have the meaning given such term in the Note.

                  "Obligations" means the obligations of the Pledgor under the Note (including, without limitation, interest accruing after the maturity of the Note and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Pledgor to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Pledge Agreement (including, without limitation, all fees and disbursements of counsel to the Secured Party that are required to be paid by the Pledgor pursuant to the terms of this Pledge Agreement).

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                  "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or otherwise modified form time to time.

                  "Pledged Notes" means the promissory notes listed on Schedule A hereto.

                  "Proceeds" means all "proceeds" as such term is defined in
Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all interest or other income from the Pledged Notes, collections thereon or distributions with respect thereto.

         2. PLEDGE, GRANT OF SECURITY INTEREST. The Pledgor hereby delivers to the Secured Party the Pledged Notes and hereby grants to the Secured Party a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity by acceleration or otherwise) of the Obligations.

         3. ALLONGE; PAYMENTS ON PLEDGED NOTES.

                  (a) Concurrently with the delivery to the Secured Party of the Pledged Notes to the Secured Party, the Pledgor shall deliver an undated Allonges collaterally assigning the Pledged Notes to the Secured Party.

                  (b) The Secured Party shall (i) be entitled to receive all principal, interest and other payments made under the Pledged Notes until the Obligations have been paid in full and (ii) apply the same to the payment of the Obligations.

         4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

                  (a) the Pledgor has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the lien on the Collateral pursuant to, this Pledge Agreement;

                  (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally, (ii) general equitable principles (whether enforcement is sought by proceedings in equity or at law), and (iii) by the need to make filings with or obtain the consent of any governmental authority to enforce rights under this Pledge Agreement;


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                  (c) the execution, delivery and, except for filings and
consents necessary for the enforcement of rights under this Pledge Agreement by the Secured Party, performance of this Pledge Agreement will not violate any provision of any requirement of law or contractual obligation of the Pledgor and will not result in the creation or imposition of any lien on any of the properties or revenues of the Pledgor pursuant to any requirement of law or contractual obligation, except as contemplated hereby;

                  (d) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby;

                  (e) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Notes, free of any and all liens or options in favor of, or claims of, any other person, except the lien created by this Pledge Agreement; and

                  (f) upon delivery to the Secured Party of the Pledged Notes, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien on the Collateral, enforceable as such against all creditors of the Pledgor and any persons purporting to purchase any Collateral from the Pledgor.

         5. COVENANTS. The Pledgor covenants and agrees with the Secured Party that, from and after the date of this Pledge Agreement until the Obligations are paid in full:

                  (a) Without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld, the Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any lien or option in favor of, or any claim of any person with respect to, any of the Collateral, or any interest therein, except for the lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Secured Party in and to the Collateral against the claims and demands of all persons whomsoever.

                  (b) At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Secured Party may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens created hereby. The Pledgor also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable law. If


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any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Secured Party, to be held as Collateral pursuant to this Pledge Agreement.

         6. RIGHTS OF THE SECURED PARTY.

                  (a) If an Event of Default shall occur and be continuing, the Secured Party shall be entitled to exercise upon the pledge, lien and security interest granted hereby with respect to the Collateral in the manner permitted by law.

                  (b) The rights of the Secured Party hereunder shall not be conditioned or contingent upon the pursuit by the Secured Party of any right or remedy against the Pledgor or against any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Except as required by applicable law, the Secured Party shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Secured Party be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         7. REMEDIES. If an Event of Default shall occur and be continuing, the Secured Party may exercise all rights and remedies of a secured party under the Code and other applicable law.

         8. PRIVATE SALES.

                  (a) The Pledgor recognizes that the Secured Party may be unable to effect a public sale of the Pledged Notes, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that the private nature of any such sale shall not render such sale commercially unreasonable. The Secured Party shall be under no obligation to delay a sale of the Pledged Notes for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.


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                  (b) Any sale by the Secured Party of any of the Pledged Notes shall require fifteen (15) business days' prior notice to the Pledgor providing reasonable details with respect to such sale or, as the case may be, the procedures for such sale (it being agreed that such notice may run concurrently with any other notice required by law or hereunder)

                  (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Notes pursuant to this Section 8 valid and binding and in compliance with any and all other applicable requirements of law.

         9. LIMITATION ON DUTIES REGARDING COLLATERAL. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar securities and property for its own account. The Secured Party shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         10. TERMINATION OF AGREEMENT; RETURN OF COLLATERAL. This Agreement shall terminate upon payment of the Obligations in full. Within three (3) business days after payment of the Obligations in full, the Secured Party shall return all of the Collateral and the related Allonges to the Pledgor.

         11. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to Allonges delivered pursuant hereto are irrevocable and powers coupled with an interest.

         12. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. SECTION HEADINGS. The section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. NO WAIVER; CUMULATIVE REMEDIES. The Secured Party shall not by any act (except by a written instrument pursuant to Section 15 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall


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preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         15. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Secured Party, provided that any provision of this Pledge Agreement may be waived by the Secured Party in a letter or agreement executed by the Secured Party or by telex or facsimile transmission from the Secured Party. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Secured Party and his successors, and assigns, heirs and personal representatives. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Utah.

         16. NOTICES. Notices by the Secured Party may be given by mail, by private courier by telex or by facsimile transmission, (such facsimile transmission to be confirmed by telephone) addressed or transmitted to the Pledgor at his address or transmission number set forth below and shall be effective upon receipt (which may be evidenced in any customary manner). The Pledgor may change its address and transmission number by written notice to the Secured Party.

                  To Secured Party:      James E. Hinton
                                         c/o Mortgage Portfolio Services, Inc.
                                         LBJ Financial Center
                                         5520 LBJ Freeway, Suite 200
                                         Dallas TX 75240
                                         Telephone: (972) 404-4400
                                         Telecopy: (972) 701-6937

                  To Pledgor:            Construction Portfolio Funding, Inc.
                                         c/o NAB Asset Corporation
                                         4144 N. Central Expressway, Suite 900
                                         Dallas, TX 75204
                                         Attention: Alan Ferree
                                         Telephone: (214)860-1882
                                         Telecopy: (214) 821-3689


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         IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                    PLEDGOR:

                                    CONSTRUCTION PORTFOLIO FUNDING, INC.


                                    By: /s/ Alan Ferree
                                    Name: Alan Ferree
                                    Title: Executive Vice-President


                                    SECURED PARTY:



                                    /s/ James E. Hinton
                                    James E. Hinton


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                                   SCHEDULE A

                              LIST OF PLEDGED NOTES


            BORROWER                    LOAN NUMBER       TYPE      NOTE DATE       MATURITY     LOAN AMOUNT     PRINCIPAL BAL.
            --------                    -----------       ----      ---------       --------     -----------     --------------
Normandy, Inc.                          5802626456 1      3         06/10/99        06/11/00      300,000.00       300,000.00

Desert Communities, Inc.                5802706471 7      Sold      07/13/99        01/13/00      122,962.00       88,844.81

Rhodes/The Granada Hills Partnership    5802596436 20     Sold      05/12/99        02/12/00      171,067.00       140,355.25

Rhodes/The Granada Hills Partnership    5802596496 6      Spec      08/03/99        02/03/00      223,669.00       213,122.88

Pacific Construction, Inc.              5801496074 1      Spec      10/12/98        10/12/99      203,376.00       164,010.35

Norman Construction, Inc.               5802496356 1      A&D       01/27/99        01/27/00      261,000.00        99,081.65

                                                                                                1,282,074.00     1,005,414.94


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